Exhibit 99.1

CNOB February 2021 Investor Presentation

About ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc. is a modern financial services company with over $7.5 billion in assets. It operates through its bank subsidiary ConnectOne Bank and its fintech subsidiary, BoeFly. ConnectOne Bank is a high-performing commercial bank offering a full suite of products and services with a focus on small to middle-market businesses.

The bank's continuous investments in technology coupled with top talent allow ConnectOne to operate a "branch-lite" model, making for a highly efficient business model. BoeFly is a fintech marketplace that connects borrowers in the franchise space with funding solutions through a network of partner banks.

Over $7.5 Billion in Total Assets

Founded in 2005 to capitalize on poor customer service offered to middle market clients by other institutions

Commercial Clients a Primary Focus

90% of loan portfolio

65% of deposit base

Strong Culture

Client first and sense of urgency in every business decision from top to bottom of organization

Best-in-Class Efficiency

One of the most efficient banks in the U.S. due to structure, use of technology and operating philosophy

$7.5B
in assets
December 31, 2020

$6.0B
in deposits
December 31, 2020

$6.2B
in loans
December 31, 2020

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History of ConnectOne Bancorp, Inc. 3 JANUARY 2005 Founded as North Jersey Community Bank by Frank Sorrentino III & local businesses and civic leaders JULY 2014 Merged with Union Center National Bank; assets $3.1billion JULY 2015 Launched ConnectOne University, an Internal employee development & training program OCTOBER 2017 Announced strategic partnership with nCino JANUARY 2019 Merged with Greater Hudson Bank  Assets $501 million  Expands presence to Hudson Valley DECEMBER 2016 Launched the Client Connection Center, our in - house call center Successful capital raise Common stock offering of $40 million JUNE 2015 Opened first New York City location MARCH 2014 Opened first “tellerless” branch in the Ironbound section of Newark FEBRUARY 2013 Rebranded to ConnectOne Bank Completed successful IPO  First bank to go public since 2010  First IPO by NJ based commercial bank in 10 years OCTOBER 2006 Bank achieves first profitable month OCTOBER 2009 Reached $500 million in assets $1B in assets JUN 2013 $3B in assets JUL 2014 $6B in assets JAN 2019 $5B in assets DEC 2018 $4B in assets JAN 2016 $7B in assets MAR 2020 JANUARY 2020  Acquired Bancorp of New Jersey  Assets $961 million MAY 2019 Acquired BoeFly, LLC APRIL 2018 Opened first office in Long Island, NY

Tech - Forward Leadership Franchise Overview 4 Robust Profitability and Capital Generation Solid Capital Base with Significant Cushion Above Well - Capitalized Levels Robust Core Net Interest Margin Quality Deposit Franchise with Branch - Lite Distribution Model Best - In - Class Efficiency Diversified and Granular Loan Portfolio High Quality Asset Composition and Reserves Strong Underwriting Culture

Strong Markets, Attractive Franchise Strategically placed offices throughout NY/NJ metro area 5 Market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses New York City Market Densely populated, lucrative markets Strong demand for personalized service among small to mid - sized business owners • Represents about 25% of our balance sheet. • While this market was impacted during the pandemic, recovery metrics are trending upwards. We remain optimistic and believe there is opportunity to do business. Diverse economy provides numerous avenues for revenue expansion, while also remaining resilient during severe economic downturns Roots in NY/NJ metro area allow the bank to expand with clients as they build out - of - state outposts

Disciplined Expansion Through M&A with Demonstrated Expertise as a Skilled Acquiror

- Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing
- **Value-add transaction; many benefits realized**
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of tangible book value per share continued



Market Expansion
Leverage Infrastructure
GREATER HUDSON BANK
Bank of New Jersey
ConnectOne
Innovation
BoeFly
Business Loans Made Easy

- **Completed in-Market Acquisition of $1B Commercial Bank on January 2, 2020**
- **Enhances Scale and Future Growth Opportunities**
  - Further leverages CNOB's leading technology infrastructure
  - Higher legal lending limit
  - Provides expanded technology offerings and broader product suite to BKJ clients
- **Financially Attractive**
  - ~5% accretive to earnings in first year of fully phased in cost savings
  - Tangible book value dilution earnback of ~3.5 years
  - Geographic overlap provides meaningful cost savings
  - IRR over 25%

BoeFly is a Boston/New York City based FinTech company. With dynamic patented technology, BoeFly is an online marketplace matching small business owners with lenders without exposure to credit risk

- **BoeFly operates as an independent subsidiary**
- **ConnectOne is now one of many partners in the BoeFly network of lenders**
- **Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division**
- **Established digital loan origination platform**

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High Operating Performance PPNR * 7 1.96% 40.9% 3.46% 9.5% 2020 Return Metrics T1 Leverage Ratio NIM Efficiency Ratio * PPNR represents net income excluding the impacts of taxes, merger and restructuring charges and provisions for loan losses. See appendix for a reconciliation of GAAP and non - GAAP measures. as a % of average assets

8 Loan Loss Reserves / Loans Receivable Nonperforming Assets Additional Detail Current Expected Credit Losses (“CECL”)  Opted to maintain Incurred Loss Method under the CARES Act  While management is still evaluating its options, we currently anticipate CECL adoption to occur as of January 1, 2021 Loan Deferments  Loan deferments have steadily declined over the course of 2020  $210MM as of year - end or 3.5% of total loans High Quality Asset Composition and Reserves Net Charge - Offs 0.08% 0.00% 0.02% 0.07% 0.00% 1.18% 0.00% 0.41% 0.09% 0.00% 2016Y 2017Y 2018Y 2019Y 2020Y NCOs Excl. Taxi / Avg. Loans Excl. Taxi Total NCOs / Avg. Loans 0.74% 0.76% 0.77% 0.75% 1.27% 0.87% 0.86% 0.86% 0.91% 1.37% 2016Y 2017Y 2018Y 2019Y 2020Y ALLL including nonaccretable as a % of loans receivable including nonaccretable ALLL as a % of loans receivable 0.14% 0.38% 0.44% 0.42% 0.51% 1.57% 1.29% 0.95% 0.80% 0.82% 2016Y 2017Y 2018Y 2019Y 2020Y NPAs Excl. Taxi / Total Assets NPAs / Total Assets

9 Strong Underwriting Culture  Disciplined LTV and DSC standards  Loan origination process supported by specialized teams of credit analysts  High - quality direct commercial lending platform with little or no reliance on participants or wholesale purchases  Prudent growth Multi - Faceted Stress Testing  Every loan tested during underwriting process  Quarterly modeling performed in conjunction with ALCO processes  Semi - annual third - party review conducted on approximately two - thirds of the portfolio Continued Focus on Loan Monitoring  Team of portfolio managers and loan workout specialists Proactive Workout Process  Reflective of philosophy to aggressively address impaired assets in a timely fashion Underwriting Process  Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e.g., unsecured, cash secured, UCC1 secured, and real estate secured)  Lending authority is limited to aggregation of debt to single borrower / group of related borrowers  Tech investments reinforce thorough, efficient process Credit Officer Approval CEO, CLO and CCO Review Board Loan Committee Approval Comprehensive Underwriting

 Lending within geographic footprint — NY / NJ metro market economically strong and diverse  Average loan size: ~$1.1M  No borrower relationship exposure greater than 1.3% of total loan portfolio  ~99+% of portfolio through relationship lending 10 Diversified and Granular Loan Portfolio ($ in millions) Bank Acquired Loans Acquired at Close 2 $ 363 $ 775 Historical Loan Balances 1 Loan Composition as of December 31, 2020 Source: Company Filings 1 Gross loans receivable including held - for - sale. 2 GHB closed on 02 - Jan - 2019 and BNJ closed on 02 - Jan - 2020. Commercial Construction 10% Residential 5% Commercial 18% Commercial Real Estate 34% Commercial - PPP Loans 6% Multifamily 27% $3,554 $4,196 $4,541 $5,147 $6,241 2016Y 2017Y 2018Y 2019Y 2020Y

Diversified and Granular Loan Portfolio

(excl. Paycheck Protection Program "PPP")

($ in millions)

Select Loan Portfolio Details as of December 31, 2020

Segment	$M	% of Total	Underwriting Standards
Construction	$618	10%	▪ Project feasibility ▪ Developer's background and expertise ▪ Strict loan to cost advances ▪ Rental fallback ▪ Plan and cost review ▪ Interest reserve ▪ Personal guarantees with reliance on liquidity ▪ Bank engineer oversight and inspection
Multifamily	$1,720	29%	▪ Principals well known in multifamily space ▪ Successful history of strong investments and management track record ▪ Loans stressed by: (i) interest rate +200bps and (ii) 10% vacancy ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Current policy has floor of 5% cap rate ▪ Leverage proprietary underwriting; do not rely solely on borrower expense estimates
Non-owner Occupied CRE	$1,507	26%	▪ Principals well known in investment real estate industry with history of low vacancy projects ▪ Property well positioned for the rental market ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Personal guarantees with reliance on liquidity
Business Loans	$1,681	30%	▪ Strong financial controls and well-known accounting firm with satisfactory peer review ▪ Low leverage balance sheet with good liquidity ratios ▪ Proven profitability / strong profit margin in stable industry ▪ Personal guarantees with reliance on liquidity ▪ Covenant compliance tracking
Other (e.g. 1-4 Family and Consumer):	$324	5%	
Total Loans:	$5,850	100%	

Note: Numbers may not sum to 100% due to rounding.

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12 Loan Portfolio Detail (excludes PPP) ($ in millions) Note: Numbers may not sum to 100% due to rounding. Other CRE 36% Multifamily 29% Business Loans 30% Residential/ Consumer 5% Type Balance Percentage Type Balance Percentage CRE - Retail $402 ϳй OOC - Retail $153 ϯй CRE - Other / Misc 396 ϳй OOC - Warehouse / Industrial 125 Ϯй CRE - Office 231 ϰй OOC - Office 118 Ϯй CRE - Warehouse / Industrial 170 ϯй OOC - Office / Warehouse or Mixed Use 115 Ϯй CRE - Mixed Use 164 ϯй OOC - Other 75 ϭй CRE - Land Loan for Future Development 105 Ϯй Total CRE - Owner Occupied 586 ϭϬй CRE - Land Loan (Land Only) 39 ф ϭй Total CRE - Non - Owner Occupied 1,507 Ϯϲй C&I - Service 332 ϲй C&I - CRE 195 ϯй Construction - Multifamily 308 ϱй Commercial - Schools 194 ϯй Construction - Other 167 ϯй C&I - Contactors 152 ϯй Construction - 1 to 4 Family 143 Ϯй C&I - Other 92 Ϯй Total Construction 618 ϭϬй C&I - Distribution 58 ϭй Total CRE - Other $2,125 ϯϲй C&I - Transportation 40 ϭй C&I - Residential 1 to 4 Family 32 ϭй Multi Family - 25 to 64 units $582 ϭϬй Total C&I 1,095 ϮϬй Multi Family - 10 to 24 unit 426 ϳй Total Business Loans $1,681 ϯϬй Multi Family - 100 units or more 336 ϲй Multi Family - 64 units to 99 units 191 ϯй Residential - 1st Lien $262 ϰй Multi Family - 5 to 9 units 185 ϯй Home Equity and Other 62 ϭй Total Multifamily $1,720 Ϯϵй Total Residential $324 ϱй

13 Robust Profitability and Capital Generation Note: Please refer to Non - GAAP reconciliation in Appendix. 1 Excludes merger expenses, nonrecurring items and securities gains. 2 As reported by S&P Global Market Intelligence, peers include BDGE, BHLB, BMTC, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI , O FCF, PGC, PROV, SASR, UVSP, and WASH. 3 Estimated by Company Tangible Book Value per Share Growth Pre - Provision Net Revenue / Average Assets 1.83% 1.91% 1.82% 1.84% 1.96% 1.51% 1.59% 1.61% 1.56% 1.44% 2016Y 2017Y 2018Y 2019Y 2020Y CNOB¹ Peers 2 $11.96 $13.01 $14.42 $16.06 $17.49 2016Y 2017Y 2018Y 2019Y 2020Y 3

Yields and Costs 14 Strong Core Net Interest Margin Net Interest Margin 13.5% 9.1% 10.7% 13.8% 13.6% 10.5% 10.9% 10.3% 12.0% 12.6% 2015 2016 2017 2018 2019 CNOB Peers¹ Source: Company Filings, S&P Global Market Intelligence Note: Please refer to Non - GAAP reconciliation in Appendix. 1 . Peers include BDGE, BHLB, BMTC, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OFCF, PGC, PROV, SASR, UVSP & WASH. Well Positioned for Current Rate Environment 3.41% 3.38% 3.40% 3.45% 3.15% 3.38% 3.45% 3.28% 3.35% 3.46% 2016Y 2017Y 2018Y 2019Y 2020Y 4.43% 4.47% 4.68% 5.08% 4.94% 4.17% 4.29% 4.49% 4.87% 4.47% 0.84% 0.89% 1.29% 1.62% 1.08% 2016Y 2017Y 2018Y 2019Y 2020Y Loans Interest-earning Assets Cost of Funds

15 Best - In - Class Efficiency $1 8.2 M Assets Per Employee Investments in digital banking and FinTech solutions allow ConnectOne to scale efficiently. Locations utilize technology to serve as “business hubs” supporting clients beyond geographic footprint Historical Operating Performance Source: Company Filings, S&P Global Market Intelligence Note: Please refer to Non - GAAP reconciliation in Appendix. 1Q20 represents 31 - Mar - 2020. 1 CNOB disclosed Operating Efficiency Ratio. 2 Peers include BDGE, BHLB, BMTC, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OFCF, PGC, PROV, SASR, UVSP & WASH. Historical Operating Performance One of the Best Efficiency Ratios in the Industry 41.4% 40.1% 41.4% 41.9% 40.9% 59.4% 57.5% 55.9% 56.7% 56.4% 1.35% 1.34% 1.32% 1.36% 1.39% 2.32% 2.13% 2.11% 2.12% 1.95% 2016Y 2017Y 2018Y 2019Y 2020Y CNOB Efficiency Ratio Peers Efficiency Ratio CNOB Operating NIE / Avg. Assets Peers Operating NIE / Avg. Assets 1 2

Branch Rationalization 16 January 1 Assets ($B) # of Branches Acquired Opened Closed 2017 $4.4 21 0 0 0 2018 5.1 21 7 2 1 2019 6.0 29 9 0 1 2020 $7.5 37 0 0 11 2021 (est.) TBD 26 TBD TBD TBD* The Shift From Retail Branches to Banking Hubs *Sale of 2 branches in Hudson Valley in process and expected to close in the first quarter of 2021

Strategy & Vision ConnectOne Is Well - Positioned To Execute: 17  Achieving Prudent Growth  Increasing & Expanding Commercial Client Relationships  Enhancing Our Presence in the New York & New Jersey Metro Market  Further Improving Best - in - Class Efficiency  Sustaining Robust Profitability & Strong Capital Foundation  Continuing Branch Rationalization & Transformation Strategy  Ongoing Enhancement to Digital Channels  Unique, Strategic Partnerships with Fintech Companies

“ ,, ,, ConnectOne Bank was our recipe for success! Their responsive and creative management team offered us all the necessary ingredients to expand and serve our community of chefs, restaurants & food lovers. “ Client Testimonials 18 President | James Beard Foundation Susan Ungaro “ ,, The responsiveness and general business acumen of the Executive Management and Client Service teams is unparalleled. I can’t imagine a better bank to partner with to grow our firm. The ConnectOne team responds to client needs with a sense of urgency. The ability to craft timely, custom solutions is extremely valuable in our line of business. Bart Mongelli, ESQ DeCotiis, Fitzpatrick & Cole, LLP They understand construction, from the Chairman to the lending team. This has allowed us to fast track our projects in order to meet the current strong market. “ ,, Ken Hollenbeck Managing Partner | Scarini & Hollenbeck, LLC Joe Cotter Natural Resources

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Appendix

21 Appendix Reconciliation of GAAP and non - GAAP measures $ in Thousands 2020 2019 2018 2017 2016 ($s thousands, except per share data) Net income 71,289$ 73,395$ 60,352$ 43,220$ 31,082$ Income tax expense 19,101 20,631 10,782 25,294 11,776 Merger charges 14,640 8,955 1,335 - - Loss on Extinguishment of Debt - 1,047 - - - FDIC Small Bank Credit (income) - (1,310) - - - Insurance company recovery - - - - - Securities and Equity Securities (Gains) losses (202) (14) 266 (1,596) (4,234) Taxi Valuation - - - 15,592 - Provision for loan losses 41,000 8,100 21,100 6,000 38,700 Pre-Provision Net Revenue 145,828$ 110,804$ 93,835$ 88,510$ 77,324$ Average assets 7,453,474$ 6,014,535$ 5,159,567$ 4,629,380$ 4,236,758$ Return on Average assets 0.96% 1.22% 1.17% 0.93% 0.73% PPNR / Average Assets 1.96% 1.84% 1.82% 1.91% 1.83% Common equity 915,310$ 731,190$ 613,927$ 565,437$ 531,032$ Less: intangible assets (219,349) (168,034) (147,646) (148,273) (148,997) Tangible common equity 695,961$ 563,156$ 466,281$ 417,164$ 382,035$ Common shares outstanding 39,785,398 35,072,066 32,328,542 32,071,860 31,948,307 Tangible book value per share (non-GAAP) (1) 17.49$ 16.06$ 14.42$ 13.01$ 11.96$ As of or For the Years Ended December 31,

22 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) $ in Thousands 2020 2019 2018 2017 2016 Efficiency Measures Total noninterest expenses 121,001$ 92,228$ 70,454$ 78,759$ 58,507$ Amortization of core deposit intangibles (2,559) (1,408) (627) (724) (820) Merger expenses (14,640) (8,955) (1,335) - - FDIC small bank assessment credit - 1,310 - - - Loss on extinguishment of debt - (1,047) - - - Increase in valuation allowance, loans held-for-sale - - - (15,592) - Foreclosed property expense 3 (81) (266) (248) (340) Operating noninterest expense 103,805$ 82,047$ 68,226$ 62,195$ 57,347$ Net interest income (tax equivalent basis) 239,879$ 187,964$ 159,140$ 148,481$ 132,978$ Noninterest income 14,400 8,035 5,473 8,204 9,920 Insurance company recovery - - - - - Net (gains) losses on equity securities (202) (294) 266 - - Net losses (gains) on sales of securities (29) 280 - (1,596) (4,234) Operating revenue 254,048$ 195,985$ 164,879$ 155,089$ 138,664$ Operating efficiency ratio (non-GAAP) (2) 40.9% 41.9% 41.4% 40.1% 41.4% Operating NIE Avg. Assets 1.39% 1.36% 1.32% 1.34% 1.35% As of or For the Years Ended December 31,

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)
$ in Thousands

	As of or For the Years Ended December 31,				
	2020	2019	2018	2017	2016
Net Loan Charge-Off (Recoveries) Detail					
Average Loans - Including Loans Held-for-Sale	$6,198,753	$5,049,458	$4,330,874	$3,811,922	$ 3,355,452
Net loan charge-offs (recoveries) :					
Charge-offs	$ 1,734	$ 5,076	$ 18,011	$ 239	$ 39,573
Recoveries	(1,640)	(315)	(117)	(243)	(45)
Net loan charge-offs (recoveries)	$ 94	$ 4,761	$ 17,894	$ (4)	$ 39,528
Net Taxi Charge-offs	$ -	$ 1,000	$ 17,000	$ -	$ 36,750
Net Loan charge-off (excluding taxi net charge-offs)	$ 94	$ 3,761	$ 894	$ (4)	$ 2,778
Net loan charge-offs (recoveries) as a % of average loans receivable (annualized)	0.00%	0.09%	0.41%	0.00%	1.18%
Net Loan charge-off (excluding taxi net charge-offs) as a % of average loans receivable (annualized)	0.00%	0.07%	0.02%	0.00%	0.08%
Asset Quality					
Nonaccrual taxi medallion loans	$ 23,024	$ 23,431	$ 28,043	$ 46,765	$ -
Nonaccrual taxi medallion loans held-for-sale	-	-	-	-	63,044
Nonaccrual loans (excluding taxi medallion loans)	38,672	26,050	23,812	18,848	5,734
Other real estate owned	-	-	-	538	626
Total nonperforming assets	$ 61,696	$ 49,481	$ 51,855	$ 66,151	$ 69,404
Total Assets	$7,547,339	$6,174,032	$5,462,092	$5,108,442	$ 4,426,348
Nonperforming assets as a % of total assets	0.82%	0.80%	0.95%	1.29%	1.57%
Nonperforming assets excluding nonaccrual taxi medallion loans as a % of total assets	0.51%	0.42%	0.44%	0.38%	0.14%

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24 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) $ in Thousands (1) Tangible common equity divided by common shares outstanding at period-end. (2) Operating noninterest expense divided by operating revenue. 2020 2019 2018 2017 2016 Allowance for loan losses ("ALLL") 79,226$ 38,293$ 34,954$ 31,748$ 25,744$ Plus: Nonaccretable loan discount 5,993 8,381 4,312 4,312 4,548 ALLL including nonaccretable discount 85,219$ 46,674$ 39,266$ 36,060$ 30,292$ Loans receivable 6,236,307$ 5,113,527$ 4,541,092$ 4,171,456$ 3,475,832$ Plus: Nonaccretable loan discount 5,993 8,381 4,312 4,312 4,548 6,242,300$ 5,121,908$ 4,545,404$ 4,175,768$ 3,480,380$ ALLL as a % of loans receivable 1.27% 0.75% 0.77% 0.76% 0.74% ALLL including nonaccretable as a % of loans receivable including nonaccretable 1.37% 0.91% 0.86% 0.86% 0.87% As of or For the Years Ended December 31,